SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                OCTOBER 18, 2001

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                      Commission                IRS Employer
jurisdiction                        File Number               Identification
of incorporation                                              Number

Delaware                             1-3492                   No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






                                Page 1 of 6 Pages
                       The Exhibit Index Appears on Page 4

         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

     The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

     On October 18, 2001 registrant issued a press release entitled "Halliburton and DSND Sign Letter of Intent to Form New Subsea Company" pertaining, among other things, to an announcement that Halliburton Subsea, a business unit of registrant's Energy Services Group, and Norwegian-based DSND Subsea have signed a letter of intent to combine their respective subsea interests in the upstream oil and gas industry. The two companies have agreed to terms subject to due diligence, regulatory approval and board approvals. The new company plans to start operations on January 1, 2002. Registrant and DSND will both have a 50 percent shareholding in the new company.

Item 7.  Financial Statements and Exhibits

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated October 18, 2001.






                                Page 2 of 6 Pages
                       The Exhibit Index Appears on Page 4

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  HALLIBURTON COMPANY




Date:    October 18, 2001         By: /s/ Susan S. Keith
                                     ---------------------------------------
                                          Susan S. Keith
                                          Vice President and Secretary













                                Page 3 of 6 Pages
                       The Exhibit Index Appears on Page 4

                                  EXHIBIT INDEX



Exhibit                    Description

20                         Press Release Dated October 18, 2001

                           Incorporated by Reference









                                Page 4 of 6 Pages
                       The Exhibit Index Appears on Page 4